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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2008

INTERNATIONAL BARRIER TECHNOLOGY INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-20412	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West Pender Street, #604 Vancouver, British Columbia, Canada	V6C 2T7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 689-0188

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)    Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 7.01  FD Disclosure.

Watkins, MN; Vancouver, BC October 16, 2008 - International Barrier Technology Inc. (“Barrier”) (IBTGF: OTCBB; IBH: TSXV), a manufacturer of proprietary fire-resistant building materials is pleased to release revenue and sales volumes results for the quarter (Q1 Fiscal 09) and month ending September 30, 2008.  Overall revenue generated for the quarter was $1,588,598, a 27% increase over the $1,249,555 during the same period in 2007.  Revenue into the Residential Roof Deck Market grew 56% - $227,820 vs. $145,730 in 2007.  Revenue attributable to the Commercial Modular industry grew 7% to $556,826 (vs. $522,636 in Q1 08) and revenue from the Structural Insulated Panel market was $17,606.  Revenue for the month of September 2008 was $451,189, slightly higher than the $443,065 during the same period in 2007.

Sales volume of shipments of Blazeguard products for the quarter ending September 30, 2008 was 2,105,500 sq. ft.  This is an increase of 12% over the 1,883,300 sq. ft. that was shipped during the same period last year.  In addition, it was higher than any of the individual four quarters in Fiscal 2007 (Jul 07 – Jun 08).  Residential Roof Deck sales were higher by 67% (524,700 sq. ft. vs. 314,700 sq. ft. in Q1 Fiscal 08).  Quarterly Commercial Modular shipments were about equal year over year at 1,545,000 sq. ft. vs. 1,550,700 sq. ft.  Shipments into the Structural Insulated Panel market for the quarter were 35,800 sq. ft. vs. 17,900 sq. ft. in the comparable time period.

Shipment volumes for the month ending September 30, 2008 were 604,300 sq. ft.  This compares to the 696,100 sq. ft. shipped during the same period one year ago.  Commercial Modular shipments were 547,200 sq. ft. vs. 584,600 sq. ft. shipped during September 2007.  Shipments into the Residential Roof Deck Market for the month were 53,000 sq. ft. vs. 111,500 sq. ft., and 4,100 sq. ft. was shipped into the Structural Insulated Panel Market.

Refer to Exhibit #99.1 for additional information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1  Company Press Release, October 16, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2008    International Barrier Technologies Inc.

                                          (Registrant)

/s/ Michael Huddy

(Signature)

(Michael Huddy, President/CEO/Director)

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